Exhibit 10.7

EXECUTION VERSION

AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

LVB ACQUISITION HOLDING, LLC,

LVB ACQUISITION, INC.,

BIOMET, INC.,

BANC OF AMERICA CAPITAL INVESTORS V, L.P.,

BEAR GROWTH CAPITAL PARTNERS, LP,

BLACKSTONE CAPITAL PARTNERS V L.P.,

BLACKSTONE CAPITAL PARTNERS V-AC L.P.,

BCP V-S L.P.,

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V L.P.,

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V-A L.P.,

BLACKSTONE PARTICIPATION PARTNERSHIP V L.P.

BCP V CO-INVESTORS L.P.,

GS CAPITAL PARTNERS VI FUND, L.P.,

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.,

GS CAPITAL PARTNERS VI PARALLEL, L.P.,

GS CAPITAL PARTNERS VI GMBH & CO. KG,

GOLDMAN SACHS BMET INVESTORS, L.P.,

GOLDMAN SACHS BMET INVESTORS OFFSHORE HOLDINGS, L.P.,

GS LVB CO-INVEST L.P.,

GS PEP BASS HOLDINGS, L.L.C.,

GOLDMAN SACHS PRIVATE EQUITY PARTNERS, 2004-DIRECT INVESTMENT FUND, L.P.,

GOLDMAN SACHS PRIVATE EQUITY PARTNERS, 2005-DIRECT INVESTMENT FUND, L.P.,

GOLDMAN SACHS PRIVATE EQUITY PARTNERS IX-DIRECT INVESTMENT FUND, L.P.,

KKR BIOMET, LLC,

TPG PARTNERS IV, L.P.,

TPG PARTNERS V, L.P.,

TPG FOF V-A, L.P.,

TPG FOF V-B, L.P.,

TPG LVB CO-INVEST LLC,

TPG LVB CO-INVEST II LLC,

AND

WCP FUND II, L.P.

DATED AS OF SEPTEMBER 27, 2007

i

AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT

AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of September 27, 2007, by and among LVB Acquisition Holding, LLC, a Delaware limited liability company (“Holding”), LVB Acquisition, Inc., a Delaware corporation (“Parent”), Biomet, Inc., an Indiana corporation (“Biomet”), Banc of America Capital Investors V, L.P., Bear Growth Capital Partners, LP, Blackstone Capital Partners V L.P., Blackstone Capital Partners V-AC L.P., BCP V-s L.P., Blackstone Family Investment Partnership V L.P., Blackstone Family Investment Partnership V-A L.P., Blackstone Participation Partnership V L.P., BCP V Co-Investors L.P., GS Capital Partners VI Fund, L.P., GS Capital Partners VI Offshore Fund, L.P., GS Capital Partners VI Parallel, L.P., GS Capital Partners VI GmbH & Co. KG, Goldman Sachs BMET Investors, L.P., Goldman Sachs BMET Investors Offshore Holdings, L.P., GS PEP Bass Holdings, L.L.C., Goldman Sachs Private Equity Partners, 2004-Direct Investment Fund, L.P., Goldman Sachs Private Equity Partners, 2005-Direct Investment Fund, L.P., Goldman Sachs Private Equity Partners IX-Direct Investment Fund, L.P., KKR Biomet, LLC, TPG Partners IV, L.P., TPG Partners V, L.P., TPG FOF V-A, L.P., TPG FOF V-B, L.P., TPG LVB Co-Invest LLC, TPG LVB Co-Invest II LLC and WCP Fund II, L.P.

WITNESSETH:

WHEREAS, Holding, Parent, LVB Acquisition Merger Sub, Inc., an Indiana corporation (“Merger Sub”), Blackstone Capital Partners V L.P., Blackstone Capital Partners V-AC L.P., BCP V-S L.P., Blackstone Family Investment Partnership V L.P., Blackstone Family Investment Partnership V-A L.P., Blackstone Participation Partnership V L.P., GS Capital Partners VI Fund, L.P., GS Capital Partners VI Offshore Fund, L.P., GS Capital Partners VI Parallel, L.P., KKR Biomet, LLC, TPG Partners IV, L.P., TPG Partners V, L.P., TPG FOF V-A, L.P. and TPG FOF V-B, L.P. entered into a Registration Rights Agreement, dated as of September 25, 2007 (the “Original Agreement”), setting forth certain registration rights applicable to the Registrable Securities (as defined below);

WHEREAS, each of Parent and Merger Sub engaged in a transaction in which Merger Sub merged with and into Biomet, with Biomet as the surviving corporation (the “Merger”), pursuant to an Agreement and Plan of Merger, dated as of December 18, 2006 (as amended and restated as of June 7, 2007, the Merger Agreement), pursuant to which Biomet assumed all of the liabilities and obligations of Merger Sub, including all obligations and liabilities under the Original Agreement; and

WHEREAS, the parties to the Original Agreement desire to amend and restate in their entirety the terms of the Original Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information that, in the Board’s good faith judgment, after consultation with independent outside counsel to the Issuer, (i) would be required to be made in any Registration Statement or report filed with the SEC by the Issuer so that such Registration Statement or report would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such Registration Statement; and (iii) the Issuer has a bona fide business purpose for not disclosing publicly.

“Affiliate” has the meaning specified in Rule 12b-2 under the Exchange Act; provided, that no Holder shall be deemed an Affiliate of the Issuer or any of its subsidiaries for purposes of this Agreement.

“Agreement” has the meaning set forth in the preamble.

“Bank Holders” means, collectively, Banc of America Capital Investors V, L.P., Bear Growth Capital Partners, LP and WCP Fund II, L.P. and their respective Affiliates and permitted assignees hereunder.

“Biomet” has the meaning set forth in the preamble and shall include Biomet’s successors by merger, acquisition, reorganization, conversion or otherwise.

“Blackstone” means, collectively, Blackstone Capital Partners V L.P., Blackstone Capital Partners V-AC L.P., BCP V-S L.P., Blackstone Family Investment Partnership V L.P., Blackstone Family Investment Partnership V-A L.P., Blackstone Participation Partnership V L.P., BCP V Co-Investors L.P. and their respective Affiliates and permitted assignees hereunder, and except as provided herein, shall act through Blackstone Capital Partners V L.P.

“Board” means the board of directors of the Issuer.

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks located in New York, New York are required or authorized by law to be closed.

“Common Share Equivalents” means securities (including, without limitation, warrants) exercisable, exchangeable or convertible into Common Shares.

“Common Shares” means the membership units or shares of common stock, as the case may be, of the Issuer, and any securities into which such membership unit or shares of common stock shall have been changed or any securities resulting from any reclassification or recapitalization of such membership units or shares of common stock.

“Demand Notice” has the meaning set forth in Section 2.01(e).

“Demand Period” has the meaning set forth in Section 2.01(d).

“Demand Registration” has the meaning set forth in Section 2.01(a)(i).

“Demand Registration Statement” has the meaning set forth in Section 2.01(a)(iii).

“Demand Suspension” has the meaning set forth in Section 2.01(f).

“Demanding Sponsor” has the meaning set forth in Section 2.01(a)(i).

“Effectiveness Date” means the date on which Holders are no longer subject to any underwriter’s lock-up or other similar contractual restriction on the sale of Registrable Securities (excluding, for the avoidance of doubt, the Holding LLC Agreement or any shareholders agreement entered into pursuant to the Holding LLC Agreement) in connection with the Issuer’s IPO.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Goldman Sachs” means, collectively, GS Capital Partners VI Fund, L.P., GS Capital Partners VI Offshore Fund, L.P., GS Capital Partners VI Parallel, L.P., GS Capital Partners VI GmbH & Co. KG, Goldman Sachs BMET Investors, L.P., Goldman Sachs BMET Investors Offshore Holdings, L.P., GS LVB Co-Invest L.P., GS PEP Bass Holdings, L.L.C., Goldman Sachs Private Equity Partners, 2004-Direct Investment Fund, L.P., Goldman Sachs Private Equity Partners, 2005-Direct Investment Fund, L.P., Goldman Sachs Private Equity Partners IX-Direct Investment Fund, L.P. and their respective Affiliates and permitted assignees hereunder, and except as provided herein, shall act through GS Capital Partners VI Parallel, L.P.

“Holder” means any holder of Registrable Securities who is a party hereto or who succeeds to rights hereunder pursuant to Section 3.08.

“Holding” has the meaning set forth in the preamble and shall include Holding’s successors by merger, acquisition, reorganization, conversion or otherwise.

“Holding LLC Agreement” means the Amended and Restated Limited Liability Company Operating Agreement of Holding, dated as of the date hereof, as amended, modified or supplemented from time to time.

“Initial Demand Period” means the time period between the Effectiveness Date and the second anniversary of the IPO.

“Initial Public Offering” or “IPO” means the first underwritten public offering and sale of equity securities of Holding, Parent, Merger Sub or any of their respective successors for cash pursuant to an effective Registration Statement (other than on Form S-4, S-8 or a comparable form) under the Securities Act.

“Issuer” means the first of Holding, Parent or Merger Sub to offer its equity securities for sale in an IPO.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Issuer Public Sale” has the meaning set forth in Section 2.03(a).

“Issuer Shares” means Common Shares and Common Share Equivalents.

“KKR” means, collectively, KKR Biomet, LLC and its Affiliates and permitted assignees hereunder, and except as provided herein, shall act through KKR Biomet, LLC.

“Long-Form Registration Statement” has the meaning set forth in Section 2.01(a)(i).

“Loss” or “Losses” has the meaning set forth in Section 2.09(a).

“Material Adverse Change” means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States; (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States; (iii) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States or the declaration by the United States of a national emergency or war or a change in national or international financial, political or economic conditions; and (iv) any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of the Issuer and its subsidiaries taken as a whole.

“Merger” has the meaning set forth in the recitals.

“Merger Agreement” has the meaning set forth in the recitals.

“Merger Sub” has the meaning set forth in the recitals and shall include Merger Sub’s successors by merger, acquisition, reorganization, conversion or otherwise.

“Original Agreement” has the meaning set forth in the recitals.

“Parent” has the meaning set forth in the preamble and shall include Parent’s successors by merger, acquisition, reorganization, conversion or otherwise.

“Participating Holder” means, with respect to any Registration, any Holder of Registrable Securities covered by the applicable Registration Statement.

“Person” means an individual, corporation, association, limited liability company, limited liability partnership, partnership, estate, trust, joint venture, unincorporated organization or a government or any agency or political subdivision thereof.

“Piggyback Registration” has the meaning set forth in Section 2.03(a).

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, and all other material incorporated by reference in such prospectus.

“Qualifying Sponsor” has the meaning set forth in the Holding LLC Agreement.

“Registrable Securities” means any Issuer Shares held by any Holder and any securities held by any Holder that may be issued or distributed or be issuable in respect of any Issuer Shares by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction; provided, that any such Registrable Securities shall cease to be Registrable Securities to the extent (i) a Registration Statement with respect to the sale of such Registrable Securities has become effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities have been sold pursuant to Rule 144 under the Securities Act (or any similar or analogous rule promulgated under the Securities Act), (iii) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting transfer under the Securities Act shall have been delivered by the Issuer and such securities may be publicly resold without Registration under the Securities Act or (iv) with respect to Registrable Securities held by any of the Sponsors, the Holder thereof, together with its Affiliates, beneficially owns less than 2% (two percent) of the Registrable Securities that are outstanding at such time and such Holder and its Affiliates are able to dispose of all of their Registrable Securities in any 90-day period pursuant to Rule 144 (or any similar or analogous rule promulgated under the Securities Act).

“Registration” means a registration with the SEC of the Issuer’s securities for offer and sale to the public under a Registration Statement. The terms “Register” and “Registered” shall have a correlative meaning.

“Registration Expenses” has the meaning set forth in Section 2.08.

“Registration Statement” means any registration statement of the Issuer filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Requisite Sponsor Consent” has the meaning set forth in the Holding LLC Agreement.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Shelf Period” has the meaning set forth in Section 2.02(b).

“Shelf Registration” means a Registration effected pursuant to Section 2.02.

“Shelf Registration Statement” means a Registration Statement of the Issuer filed with the SEC on either (i) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (ii) if the Issuer is not permitted to file a Registration Statement on Form S-3, an evergreen Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities, as applicable.

“Shelf Suspension” has the meaning set forth in Section 2.02(d).

“Short-Form Registration Statement” has the meaning set forth in Section 2.01(a)(i).

“Sponsors” means each of Blackstone, Goldman Sachs, KKR and TPG.

“TPG” means, collectively, TPG Partners IV, L.P., TPG Partners V, L.P., TPG FOF V-A, L.P., TPG FOF V-B, L.P., TPG LVB Co-Invest LLC, TPG LVB Co-Invest II LLC and their respective Affiliates and permitted assignees hereunder, and except as provided herein, shall act through TPG Partners V, L.P.

“Underwritten Offering” means a Registration in which securities of the Issuer are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

SECTION 1.02. Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms thereof.

(b) The words “hereof”, “herein”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection, Section, Exhibit, Schedule and Annex references are to this Agreement unless otherwise specified.

(c) The term “Including” is not limiting and means “including without limitation”.

(d) The captions and heading of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(e) Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

ARTICLE II

REGISTRATION RIGHTS

SECTION 2.01. Demand Registration.

(a) Demand by the Sponsors.

(i) If, at any time after the Effectiveness Date, there is no currently effective Shelf Registration Statement on file with the SEC then, except as provided in Section 2.02(a), (x) a Sponsor or Sponsors beneficially owning (together with its Affiliates), directly or indirectly, in the aggregate, (i) during the Initial Demand Period, not less than forty-five percent (45%) of the Registrable Securities then held by all of the Sponsors or (ii) after the Initial Demand Period, not less than thirty-three and one-third percent (33 1/3%) of the Registrable Securities then held by all of the Sponsors, may make a written request to the Issuer for Registration of all or part of the Registrable Securities held by such Sponsors on Form S-1 or any similar long-form registration statement (a “Long-Form Registration Statement”), or (y) any Sponsor may make a written request to the Issuer for Registration of all or part of the Registrable Securities held by such Sponsor on Form S-3 or any similar short-form registration statement (a “Short-Form Registration Statement”) if the Issuer is qualified to use such short form. Any such requested Long-Form Registration or Short-Form Registration shall hereinafter be referred to as a “Demand Registration”, and any Sponsor requesting such Demand Registration shall hereinafter be referred to as a “Demanding Sponsor”. Each request for a Demand Registration shall specify the kind and aggregate amount of Registrable Securities to be Registered and the intended methods of disposition thereof.

(ii) The value of Registrable Securities that the Demanding Sponsors propose to sell in such offering must be at least fifty million dollars ($50,000,000) or such lower amount as agreed by Requisite Sponsor Consent (or the Issuer if there are no Qualifying Sponsors remaining).

(iii) Within (i) ninety (90) days in the case of a request for a Long-Form Registration or (ii) thirty (30) days in the case of a request for a Short-Form Registration, the Issuer shall file a Registration Statement relating to such Demand Registration (a “Demand Registration Statement”), and shall use its reasonable best efforts to cause such Demand Registration Statement to promptly become effective under the Securities Act and to qualify under the “Blue Sky” laws of such jurisdictions as any Participating Holder or any underwriter, if any, reasonably requests.

(b) Limitation on Demand Registrations. The Demanding Sponsors shall have the right to request an unlimited number of Long-Form Registrations and Short-Form Registrations. Notwithstanding the foregoing, (i) the Demanding Sponsors may request no more than two (2) Demand Registrations in any one hundred eighty (180)-day period without Requisite Sponsor Consent and (ii) in no event shall the Issuer be required to effect more than four (4) Demand Registrations in any twelve (12)-month period.

(c) Demand Withdrawal. A Demanding Sponsor and any other Holder that has requested its Registrable Securities be included in a Demand Registration pursuant to Section 2.01(e) may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon receipt of a notice to such effect from a Demanding Sponsor with respect to all of the Registrable Securities included by such Sponsor in such Demand Registration, the Issuer shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement; provided, that if a Demanding Sponsor withdraws all of its Registrable Securities from a Demand Registration pertaining to a Long-Form Registration Statement, the Issuer shall cease all efforts to secure effectiveness of the Long-Form Registration Statement only if (i) the Demanding Sponsors that have not withdrawn all of their Registrable Securities from such Demand Registration beneficially own (together with their Affiliates), directly or indirectly, in the aggregate, less than the amount of Registrable Securities specified in clause (x) of Section 2.01(a)(i), or (ii) the value of the Registrable Securities that the remaining Demanding Sponsors propose to sell in such offering is less than fifty million dollars ($50,000,000) or such lower amount as agreed by Requisite Sponsor Consent. In the event that the Issuer shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement pursuant to the preceding sentence, the withdrawing Demanding Sponsor or Demanding Sponsors, as the case may be, shall pay or reimburse the Issuer for all reasonable and documented out-of-pocket fees and expenses incurred by the Issuer in connection with the Registration and such Registration shall not be deemed a Demand Registration for purposes of Section 2.01(b); provided, that the withdrawing Demanding Sponsor or Demanding Sponsor, as the case may be, shall not be required to pay or reimburse the Issuer for any such fees and expenses if such withdrawal is made following the occurrence of a Material Adverse Change.

(d) Effective Registration. The Issuer shall be deemed to have effected a Demand Registration if the Demand Registration Statement has become effective and remains effective for not less than one hundred eighty (180) days (or such shorter period as shall terminate when all Registrable Securities covered by such Demand Registration Statement have been sold or withdrawn), or if such Registration Statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the underwriter or underwriters, a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer (the applicable period, the “Demand Period”). No Demand Registration shall be deemed to have been effected if (i) during the Demand Period such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court or (ii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by the Demanding Sponsor.

(e) Demand Notice. Promptly upon receipt of any request for a Demand Registration pursuant to Section 2.01(a)(i) (but in no event more than five (5) Business Days thereafter), the Issuer shall deliver a written notice (a “Demand Notice”) of any such Registration request to all other Holders, and the Issuer shall include in such Demand Registration all such Registrable Securities with respect to which the Issuer has received written requests for inclusion therein within ten (10) Business Days after the date that the Demand Notice has been delivered. All requests made pursuant to this Section 2.01(e) shall specify the aggregate amount of Registrable Securities to be Registered and the intended method of distribution of such securities.

(f) Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Demand Registration Statement at any time would require the Issuer to make an Adverse Disclosure, the Issuer may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, the Demand Registration Statement (a “Demand Suspension”); provided, that the Issuer shall not be permitted to exercise a Demand Suspension or Shelf Suspension (as defined in Section 2.02(d)) (i) more than once during any twelve (12)-month period, or (ii) for a period exceeding thirty (30) days on any one occasion. In the case of a Demand Suspension, the Holders agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectuses in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Issuer shall immediately notify the Holders upon the termination of any Demand Suspension, amend or supplement the Prospectus or any Issuer Free Writing Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented or any Issuer Free Writing Prospectus as the Holders may reasonably request. The Issuer shall, if necessary, supplement or make amendments to the Demand Registration Statement, if required by the registration form used by the Issuer for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Demanding Sponsor or Demanding Sponsors, as the case may be.

(g) Underwritten Offering. If so requested by one or more Demanding Sponsors, an offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an Underwritten Offering, and such Demanding Sponsors shall have the right to select the managing underwriter or underwriters to administer the offering; provided, that such managing underwriter or underwriters shall be reasonably acceptable to the Issuer and the other Sponsors.

(h) Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities included in a Demand Registration (or, in the case of a Demand Registration not being underwritten, the Demanding Sponsors), advise the Board in writing that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the securities to be included in such Demand Registration shall be allocated, (i) first, pro rata among the Holders (including any Demanding Sponsor) that have requested to participate in such Demand Registration based on the relative number of Registrable Securities then held by each such Holder; provided, that any securities thereby allocated to a Holder that exceed such Holder’s request shall be reallocated among the remaining requesting Holders in like manner, and (ii) next, and only if all the securities referred to in clause (i) have been included, the number of securities that the Issuer proposes to include in such Registration that, in the opinion of the managing underwriter or underwriters (or the Sponsors, as the case may be) can be sold without having such adverse effect.

(i) In the event any Holder requests to participate in a registration pursuant to this Section 2.01 in connection with a distribution of Registrable Securities to its partners or members, the registration shall provide for resale by such partners or members, if requested by the Holder.

SECTION 2.02. Shelf Registration.

(a) Filing. After the Effectiveness Date, as promptly as practicable following a request as may be made from time to time by one or more Sponsors beneficially owning (together with their Affiliates), directly or indirectly, in the aggregate, (x) during the Initial Demand Period, not less than forty-five percent (45%) of the Registrable Securities then held by all of the Sponsors or (y) after the Initial Demand Period, not less than thirty-three and one-third percent (33 1/3%) of the Registrable Securities then held by all of the Sponsors, the Issuer shall file with the SEC a Shelf Registration Statement relating to the offer and sale of all Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in the Shelf Registration Statement and, as promptly as practicable thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective under the Securities Act. If, on the date of any such request, the Issuer does not qualify to file a Shelf Registration Statement under the Securities Act, the provisions of this Section 2.02 shall not apply, and the provisions of Section 2.01 shall apply instead.

(b) Continued Effectiveness. The Issuer shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by Holders until the earlier of (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) and (ii) the date as of which each of the Holders is permitted to sell its Registrable Securities without Registration pursuant to Rule 144 under the Securities Act without volume limitation or other restriction on transfer thereunder (such period of effectiveness, the “Shelf Period”). Subject to Section 2.02(d), the Issuer shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Issuer voluntarily takes any action or omits to take any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law.

(c) Shelf Notice. Promptly upon receipt of any request to file a Shelf Registration Statement (but in no event more than five (5) Business Days thereafter), the Issuer shall deliver a written notice (a “Shelf Notice”) of any such request to all other Holders specifying the amount of Registrable Securities to be Registered.

(d) Suspension of Registration. If the continued use of such Shelf Registration Statement at any time would require the Issuer to make an Adverse Disclosure, the Issuer may, upon giving at least ten (10) days’ prior written notice of such action to the Holders, suspend use of the shelf Registration Statement (a “Shelf Suspension”); provided, that the Issuer shall not be permitted to exercise a Shelf Suspension or Demand Suspension (i) more than one time during any twelve (12)-month period, or (ii) for a period exceeding thirty (30) days on any one occasion. In the case of a Shelf Suspension, the Holders agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectuses in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Issuer shall immediately notify the Holders upon the termination of any Shelf Suspension, amend or supplement the Prospectus or any Issuer Free Writing Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented or any Issuer Free Writing Prospectus as the Holders may reasonably request. The Issuer shall, if necessary, supplement or make amendments to the Shelf Registration Statement, if required by the registration form used by the Issuer for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Sponsors.

(e) Underwritten Offering. If a Sponsor or Sponsors holding, directly or indirectly, in the aggregate, (x) during the Initial Demand Period, not less than forty-five percent (45%) of the Registrable Securities then held by all of the Sponsors or (y) after the Initial Demand Period, not less than thirty-three and one-third percent (33 1/3%) of the Registrable Securities then held by all of the Sponsors so elect, an offering of Registrable Securities pursuant to the Shelf Registration Statement shall be in the form of an Underwritten Offering, and the

Issuer shall amend or supplement the Shelf Registration Statement for such purpose, and such Sponsor(s) shall have the right to select the managing underwriter or underwriters to administer such offering; provided, that such managing underwriter or underwriters shall be reasonably acceptable to the Issuer and the other Sponsors. The provisions of Section 2.01(h) shall apply to any underwritten offering pursuant to this Section 2.02(e).

SECTION 2.03. Piggyback Registration.

(a) Participation. If the Issuer at any time proposes to file a Registration Statement under the Securities Act with respect to any offering of its equity securities for its own account or for the account of any other Persons (other than (i) a Registration under Section 2.01 or Section 2.02, (ii) in connection with the IPO except upon Requisite Sponsor Consent, (iii) a Registration on Form S-4 or S-8 or any successor form to such Forms or (iv) a Registration of securities solely relating to an offering and sale to employees or directors of the Issuer pursuant to any employee stock plan or other employee benefit plan arrangement) (an “Issuer Public Sale”), then, as soon as practicable (but in no event less than forty-five (45) days prior to the proposed date of filing of such Registration Statement), the Issuer shall give written notice of such proposed filing to the Holders, and such notice shall offer the Holders the opportunity to Register under such Registration Statement such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 2.03(b), the Issuer shall include in such Registration Statement all such Registrable Securities that are requested to be included therein within fifteen (15) days after the receipt by such Holders of any such notice; provided, that if at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, the Issuer shall determine for any reason not to Register or to delay Registration of such securities, the Issuer shall give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Sponsors to request that such Registration be effected as a Demand Registration under Section 2.01, and (ii) in the case of a determination to delay Registering, in the absence of a request for a Demand Registration, shall be permitted to delay Registering any Registrable Securities, for the same period as the delay in Registering such other securities. If the offering pursuant to such Registration Statement is to be underwritten, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.03(a) must, and the Issuer shall make such arrangements with the managing underwriter or underwriters so that each such Holder may, participate in such Underwritten Offering. IF the offering pursuant to such Registration Statement is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.03(a) must, and the Issuer shall make such arrangements so that each such Holder may, participate in such offering on such basis.

(b) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of Registrable Securities included in a Piggyback Registration informs the Issuer and the Holders of Registrable Securities in writing that, in its or their opinion, the number of securities which such Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, 100% of the securities proposed to be sold in such Registration by the Issuer or (subject to Section 2.07) any Person (other than a holder) exercising a contractual right to demand Registration, as the case may be, and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated pro rata among the Holders that have requested to participate in such Registration based on the relative number of Registrable Securities then held by each such Holder; provided, that any securities thereby allocated to a Holder that exceed such Holder’s request shall be reallocated among the remaining requesting Holders in like manner and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration, any other securities eligible for inclusion in such Registration.

(c) Withdrawal. Any Holder shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Issuer of its request to withdraw; provided, that (i) such request must be made in writing prior to the effectiveness of such Registration Statement and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the Piggyback Registration as to which such withdrawal was made.

(d) No Effect on Demand Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 2.03 shall be deemed to have been effected pursuant to Section 2.01 and Section 2.02 or shall relieve the Issuer of its obligations under Section 2.01 or Section 2.02.

SECTION 2.04. Black-out Periods.

(a) Black-out Periods for Holders. In the event of an Issuer Public Sale of the Issuer’s equity securities in an Underwritten Offering, the Holders agree, if requested by the managing underwriter or underwriters in such Underwritten Offering, not to effect any public sale or distribution of any securities (except, in each case, as part of the applicable Registration, if permitted) that are the same as or similar to those being Registered in connection with such Issuer Public Sale, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning seven (7) days before and ending one hundred eighty (180) days (in the event of the Issuer’s IPO) or ninety (90) days (in the event of any other Issuer Public Sale) (or, in either case, such lesser period as may be permitted for all Holders by the Issuer or such managing under writer or underwriters) after the effective date of the Registration Statement filed in connection with such Registration to the extent timely notified in writing by the Issuer or the managing underwriter or underwriters; provided, that such restriction shall not apply to (i) securities acquired in the public market subsequent to the IPO, (ii) distributions-in-kind to a Holder’s partners or members and (iii) transfers to Affiliates but only if such Affiliates agree to be bound by the restrictions herein.

(b) Black-out Period for the Issuer and Others. In the case of a Registration of Registrable Securities pursuant to Section 2.01 or Section 2.02 for an Underwritten Offering, the Issuer and the Holders agree, if requested by the participating Sponsors or the managing underwriter or underwriters with respect to such Registration, not to effect any public sale or distribution of any securities that are the same as or similar to those being Registered, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning seven (7) days before and ending ninety (90) days (or such lesser period as may be permitted for the Issuer and all Holders by the participating Sponsors or such managing underwriter or underwriters) after the effective date of the Registration Statement filed in connection with such Registration (or, in the case of an offering under a Shelf Registration Statement, the date of the closing under the underwriting agreement in connection therewith), to the extent timely notified in writing by the participating Sponsors or the managing underwriter or underwriters. Notwithstanding the foregoing, the Issuer may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to Registrations on Form S-4 or S-8 or any successor form to such Forms or as part of any Registration of securities for offering and sale to employees or directors of the Issuer pursuant to any employee stock plan or other employee benefit plan arrangement. The Issuer agrees to use its reasonable best efforts to obtain from each holder of restricted securities of the Issuer which securities are the same as or similar to the Registrable Securities being Registered, or any restricted securities convertible into or exchangeable or exercisable for any of such securities, an agreement not to effect any public sale or distribution of such securities during any such period referred to in this paragraph, except as part of any such Registration, if permitted. Without limiting the foregoing (but subject to Section 2.07), if after the date hereof the Issuer grants any Person (other than a Holder) any rights to demand or participate in a Registration, the Issuer agrees that the agreement with respect thereto shall include such Person’s agreement to comply with any black-out period required by this Section as if it were a Holder hereunder.

SECTION 2.05. Registration Procedures.

(a) In connection with the Issuer’s Registration obligations under Section 2.01, Section 2.02 and Section 2.03, the Issuer shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Issuer shall:

(i) prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement, Prospectus or any Issuer Free Writing Prospectus, or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to Participating Holders, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and such Holders and their respective counsel and (y) except in the case of a Registration under Section 2.03, not file any Registration Statement, Prospectus or any Issuer Free Writing Prospectus or amendments or supplements thereto to which the participating Sponsors or the underwriters, if any, shall reasonably object;

(ii) as soon as reasonably practicable (but in no event later than thirty (30) days after a request for a Demand Registration or Shelf Registration on Form S-3 or ninety (90) days after a request for a Demand Registration or Shelf Registration on Form S-1) file with the SEC a Registration Statement relating to the Registrable Securities, including all exhibits and financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective under the Securities Act as soon as practicable;

(iii) prepare and file with the SEC such pre- and post-effective amendments to such Registration Statement, supplements or amendments to the Prospectus or any Issuer Free Writing Prospectus as may be (x) reasonably requested by a participating Sponsor, (y) reasonably requested by any other Participating Holder (to the extent such request relates to information relating to such Holder), or (z) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(iv) notify the Participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Issuer (a) when the applicable Registration Statement or any amendment thereof has been filed or becomes effective, and when the applicable Prospectus, any amendment or supplement to such Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to such Issuer Free Writing Prospectus has been filed, (b) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement, such Prospectus, such Issuer Free Writing Prospectus or for additional information, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Issuer in any applicable underwriting agreement cease to be true and correct in all material respects, and (e) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v) promptly notify the Participating Holders and the managing underwriter or underwriters, if any, when the Issuer becomes aware of the happening of any event as a result of which the applicable Registration Statement, Prospectus (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus, any preliminary Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the Participating Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(vi) use its reasonable best efforts to prevent, or obtain the withdrawal or, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus or any Issuer Free Writing Prospectus;

(vii) promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters and the participating Sponsors agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(viii) furnish to each Participating Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference;

(ix) deliver to each Participating Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto, each Issuer Free Writing Prospectus and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter, it being understood that the Issuer consents to the use of such Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto by such Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto or Issuer Free Writing Prospectus;

(x) on or prior to the date on which the applicable Registration Statement becomes effective, use its reasonable best efforts to register or qualify, and cooperate with the Participating Holders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any Participating Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by Section 2.01(d) or Section 2.02(b), whichever is applicable; provided, that the Issuer shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xi) cooperate with the Participating Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

(xii) use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(xiii) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

(xiv) make such representations and warranties to the Participating Holders and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings;

(xv) enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the Sponsors or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

(xvi) obtain for delivery to the Participating Holders and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Issuer dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel;

(xvii) in the case of an Underwritten Offering, obtain for delivery to the Issuer and the managing underwriter or underwriters, with copies to the Participating Holders, a cold comfort letter from the Issuer’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(xviii) cooperate with each Participating Holder and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xix) use its reasonable best efforts to comply with all applicable securities laws and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(xx) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xxi) use its best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Issuer’s securities are then listed or quoted and on each inter-dealer quotation system on which any of the Issuer’s securities are then quoted;

(xxii) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the participating Sponsors, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by the Sponsors or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Issuer, and cause all of the its officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Issuer and to supply all information reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility; provided, that any such Person gaining access to information regarding the Issuer pursuant to this Section 2.05(a)(xxii) shall agree to hold in strict confidence and shall not make any disclosure or use any information regarding the Issuer that it determines in good faith to be confidential, and of which determination such Person is notified, unless (w) the release of such information is requested or required (by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena or similar process), (x) such information is or becomes publicly known other than through a breach of this or any other agreement of which such Person has knowledge, (y) such information is or becomes available to such Person on a non-confidential basis from a source other than the Issuer or (z) such information is independently developed by such Person; and

(xxiii) in the case of an Underwritten Offering, cause the senior executive officers of the Issuer to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xxiv) take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(xxv) take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any registration covered by Section 2.01, 2.02 or 2.03 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(xxvi) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

(b) If the Issuer files any Shelf Registration Statement, the Issuer agrees that it shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

(c) The Issuer may require each Participating Holder to furnish to the Issuer such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Issuer may from time to time reasonably request in writing and the Issuer may exclude from such registration the Registrable Securities of any Participating Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Participating Holder agrees to furnish such information to the Issuer and to cooperate with the Issuer as reasonably necessary to enable the Issuer to comply with the provisions of this Agreement.

(d) Each Participating Holder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 2.05(a)(v), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus, as the case may be, contemplated by Section 2.05(a)(v), or until such Holder is advised in writing by the Issuer that the use of the Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus or such Issuer Free Writing Prospectus or any amendments or supplements thereto and if so directed by the Issuer, such Holder shall deliver to the Issuer (at the Issuer’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus or any Issuer Free Writing Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Issuer shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or any Issuer Free Writing Prospectus contemplated by Section 2.05(a)(v) or is advised in writing by the Issuer that the use of the Prospectus may be resumed.

(e) If any Registration Statement or comparable statement under the “Blue Sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Issuer, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Issuer, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment qualify of the Issuer’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Issuer, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Issuer, as advised by counsel, required by the Securities Act or any similar federal statute or any “Blue Sky” or securities law then in force, the deletion of the reference to such Holder.

(f) Holders may seek to Register different types of Registrable Securities simultaneously, and the Issuer shall use its reasonable best efforts to effect such Registration and sale in accordance with the intended method or methods of disposition specified by such Holders.

SECTION 2.06. Underwritten Offerings.

(a) Demand and Shelf Registrations. If requested by the underwriters for any Underwritten Offering requested by the Sponsors pursuant to a Registration under Section 2.01 or Section 2.02, the Issuer shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Issuer, the participating Sponsors and the underwriters, and to contain such representations and warranties by the Issuer and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 2.09. The Participating Holders shall cooperate with the Issuer in the negotiation of such underwriting agreement and shall give consideration to the reasonably suggestions of the Issuer regarding the form thereof. Such Holders shall be parties to such underwriting agreement, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Issuer to and for the benefit of such Holders as are customarily made by issuers to selling stockholders in secondary underwritten public offerings and (ii)

provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Issuer or the underwriters other than representations, warranties or agreements regarding such Holders, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations required to be made by such Holder under applicable law, and the aggregate amount of the liability of such Holder shall not exceed such Holder’s net proceeds from such Underwritten Offering.

(b) Piggyback Registrations. If the Issuer proposes to Register any of its securities under the Securities Act as contemplated by Section 2.03 and such securities are to be distributed in an Underwritten Offering through one or more underwriters, the Issuer shall, if requested by any Holder pursuant to Section 2.03 and subject to the provisions of Section 2.03(b), use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration all the Registrable Securities to be offered and sold by such Holder among the securities of the Issuer to be distributed by such underwriters in such Registration. The Participating Holders shall be parties to the underwriting agreement between the Issuer and such underwriters, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Issuer to and for the benefit of such Holders as are customarily made by issuers to selling stockholders in secondary underwritten public offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreements also shall be conditions precedent to the obligations of such Holders. Any such Holder shall not be required to make any representations or warranties to, or agreements with the Issuer or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities and such Holder’s intended method of distribution or any other representations required to be made by such Holder under applicable law, and the aggregate amount of the liability of such Holder shall not exceed such Holder’s net proceeds from such Underwritten Offering.

(c) Participation in Underwritten Registrations. Subject to provisions of Section 2.06(a) and Section 2.06(b) above, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

(d) Price and Underwriting Discounts. In the case of an Underwritten Offering under Section 2.01 or Section 2.02, the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the Demanding Sponsor(s) (or, in the case of a Shelf Registration, the Sponsor(s) selling Registrable Securities under the Shelf Registration Statement). In addition, in the case of any Underwritten Offering under Section 2.01, Section 2.02 or Section 2.03, each of the Holders may, subject to any limitations on withdrawal contained in Section 2.01, Section 2.02 or Section 2.03, withdraw all or part of their request to participate in such registration after being advised of such price, discount and other terms and shall not be required to enter into any agreements or documentation that would require otherwise.

SECTION 2.07. No Inconsistent Agreements; Additional Rights. The Issuer shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement. Without Requisite Sponsor Consent, the Issuer shall not enter into any agreement granting registration or similar rights to any Person.

SECTION 2.08. Registration Expenses. Except as expressly provided herein, all expenses incident to the Issuer’s performance of or compliance with this Agreement shall be paid by the Issuer, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses and Issuer Free Writing Prospectuses), (iv) all fees and disbursements of counsel for the Issuer and of all independent certified public accountants of the Issuer (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Issuer so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all applicable rating agency fees with respect to the Registrable Securities, (viii) all reasonable fees and disbursements of legal counsel for each Sponsor participating in such Registration (or, in the case of a Shelf Registration, each Sponsor selling Registrable Securities under the Shelf Registration Statement), (ix) all reasonable fees and disbursements of legal counsel for each Holder participating in such Registration (or, in the case of a Shelf Registration, each Holder selling Registrable Securities under the Shelf Registration Statement) in connection with the preparation of any legal opinions requested by the underwriters, (x) all fees and expenses of accountants selected by the Demanding Sponsor (or, in the case of a Shelf Registration, the Holder selling Registrable Securities under the Shelf Registration Statement), (xi) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (xii) all fees and expenses of any special experts or other Persons retained by the Issuer in connection with any Registration, (xiii) all of the Issuer’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (xiv) all expenses related to the “road-show” for any underwritten offering, including all travel, meals and lodging. All such expenses are referred to herein as “Registration Expenses.” The Issuer shall not be required to pay underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

SECTION 2.09. Indemnification.

(a) Indemnification by the Issuer. The Issuer agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, each member, limited or general partner thereof, each member, limited or general partner of each such member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or any other disclosure document produced by or on behalf of the Issuer or any of its subsidiaries including, without limitation, reports and other documents filed under the Exchange Act or any Issuer Free Writing Prospectus or amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus, or any Issuer Free Writing Prospectus in light of the circumstances under which they were made) not misleading or (iii) any actions or inactions or proceedings in respect of the foregoing whether or not such indemnified party is a party thereto; provided, that the Issuer shall not be liable to any particular indemnified party (A) to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement or other document in reliance upon and in conformity with written information furnished to the Issuer by such indemnified party expressly for use in the preparation thereof or (B) to the extent that any such Loss arises out of or is based upon an untrue statement or omission in a preliminary Prospectus relating to Registrable Securities, if a Prospectus (as then amended or supplemented) that would have cured the defect was furnished to the indemnified party from whom the Person asserting the claim giving rise to such Loss purchased Registrable Securities at least five (5) days prior to the written confirmation of the sale of the Registrable Securities to such Person and a copy of such Prospectus (as amended and supplemented) was not sent or given by or on behalf of such indemnified party to such Person at or prior to the written confirmation of the sale of the Registrable Securities to such Person. This indemnity shall be in addition to any liability the Issuer may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder. The Issuer shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professional participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the indemnified parties.

(b) Indemnification by the Participating Holders. Each Participating Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Issuer, its directors and officers and each Person who controls the Issuer (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such

Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein or any Issuer Free Writing Prospectus or amendment thereof or supplement thereto), or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus, or any Issuer Free Writing Prospectus in light of the circumstances under which they were made) not misleading, in each case, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Issuer specifically for inclusion in such Registration Statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim. In no event shall the liability of such Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation less any amounts paid by such Holder pursuant to Section 9.09(d). The Issuer shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above (with appropriate modification) with respect to information furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (C) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (D) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 2.09(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than on counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d) Contribution. If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 2.09 is unavailable to an indemnified party (other than as a result of exceptions contained in paragraphs (a) and (b) of this Section 2.09) or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Issuer, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.09(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.09(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 2.09(a) and Section 2.09(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.09(d), in connection with any Registration Statement filed by the Issuer, a Participating Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such contribution obligation less any amounts paid by such Holder pursuant to Section 2.09(b). If indemnification is available under this Section 2.09, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.09(a) and Section 2.09(b) hereof without regard to the provisions of this Section 2.09(d). The remedies provided for in this Section 2.09 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

SECTION 2.10. Rules 144 and 144A and Regulation S. The Issuer covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Issuer is not required to file such reports, it will, upon Requisite Sponsor Consent, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144, 144A or Regulation S under the Securities Act), and it will take any such further action as reasonably requested upon Requisite Sponsor Consent, all to the extent required from time to time to enable the Holders to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of a Holder, the Issuer will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

ARTICLE III

MISCELLANEOUS

SECTION 3.01. Term. This Agreement shall terminate upon the later of the expiration of the Shelf Period and such time as there are no Registrable Securities, except for the provisions of Section 2.09 and Section 2.10 and all of this Article III, which shall survive any such termination.

SECTION 3.02. Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Issuer may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a registration statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided, that such previously filed registration statement may be amended to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent of this Agreement refers to the filing or effectiveness of other registration statements by or at a specified time and the Issuer has, in lieu of then filing such registration statements or having such registration statements become effective, designated a previously filed or effective registration statement as the relevant registration statement for such purposes in accordance with the preceding sentence, such references shall be construed to refer to such designated registration statement.

SECTION 3.03. Other Activities. Notwithstanding anything in this Agreement, none of the provisions of this Agreement shall in any way limit a Holder or any of its Affiliates from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business.

SECTION 3.04. Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damage that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including specific performance, to enforce such obligations,, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

SECTION 3.05. Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

SECTION 3.06. Notices. Unless otherwise specified herein, all notices, consents, approvals, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery, sent to the Person at the address given for such Person below or such other address as such Person may specify by notice to the Issuer:

To the Issuer with a copy (which shall not constitute notice) to each of the Sponsors:

Biomet, Inc.

56 East Bell Drive

Warsaw, IN, 46582

Attention: General Counsel

Facsimile: (574) 372-1960

To the Holders:	with a copy (which shall not constitute notice) to:

Banc of America Capital Investors V, L.P. 100 N. Tryon Street, 25th Floor NC1-007-25-02 Charlotte, NC 28225 Attention: Scott R. Poole Facsimile: (704) 386-6432	Kirkland & Ellis LLP 200 East Randolph Drive Chicago, Illinois 60601 Attention: Brian Van Klompenberg Facsimile: (312) 660-0566

Bear Growth Capital Partners, LP 383 Madison Avenue New York, NY 10179 Attention: Paul S. Lattanzio Facsimile: (212) 881-9711	O’Melveny & Myers LLP 7 Times Square New York, NY 10036 Attention: James Moriarty Facsimile: (212) 218-9723

Blackstone c/o The Blackstone Group 345 Park Avenue New York, NY 10154 Attention: Chinh E. Chu Facsimile: (212) 583-5722	Blackstone c/o The Blackstone Group 345 Park Avenue New York, NY 10154 Attention: Michael Dal Bello Facsimile: (212) 583-5384

Goldman Sachs c/o Goldman, Sachs & Co. One New York Plaza, 38th Floor New York, NY 10004 Attention: Ben Adler Facsimile: (212) 482-3820	Fried Frank Harris Shriver & Jacobson LLP One New York Plaza New York, NY 10004 Attention: Robert C. Schwenkel Facsimile: (212) 859-4000

KKR c/o Kohlberg Kravis Roberts & Co. L.P. 2800 Sand Hill Road, Suite 200 Menlo Park, CA 94025 Attention: Michael W. Michelson Facsimile: (650) 233-6564	Latham & Watkins LLP 140 Scott Drive Menlo Park, CA 94025 Attention: Peter F. Kerman Facsimile: (650) 463-2600

TPG c/o Texas Pacific Group 301 Commerce Street Suite 3300 Fort Worth, Texas 76102 Attention: Clive D. Bode Facsimile: (817) 871-4088	Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, NY 10006 Attention: Michael A. Gerstenzang Facsimile: (212) 225-3999

WCP Fund II, L.P. Wachovia Capital Partners 301 South College Street, 12th Floor Charlotte, NC 28288-0732 Attention: Courtney R. McCarthy Facsimile: (704) 383-6538	Kennedy Covington Lodbell & Hickman, L.L.P. 214 N. Tryon St., 47th Floor Charlotte, NC 28202 Attention: T. Richard Giovannelli Facsimile: (704) 353-3184

If to any other Holder who becomes party to this agreement after the date hereof, to the address on the counterpart signature page to this Agreement executed by such Holder.

SECTION 3.07. Amendment. Any provision of this Agreement may be amended if, and only if, such amendment is in writing and approved by written Requisite Sponsor Consent; provided, that (a) any amendment that would have a disproportionate material adverse effect on a Holder relative to the other Holders shall require the written consent of that Holder, (b) any amendment to Section 2.04 that would have a material adverse effect on the Bank Holders shall require the consent of the Bank Holders holding at least a majority of the Registrable Securities held by all of the Bank Holders; provided, that the Bank Holders shall have no such consent right to an amendment required in order to comply with (i) any rules or regulations promulgated by the FINRA or (ii) any other applicable regulatory requirements and (c) this Section 3.07 may not be amended without the prior written consent of the Holders (other than the Sponsors) holding a majority of the outstanding Registrable Securities of such Holders.

SECTION 3.08. Successors, Assigns and Transferees. Each party may assign all or a portion of its rights hereunder to any Person to which such party transfers its ownership of all or any of its Registrable Securities. Such Persons (other than Affiliates of any such Persons) and any other Person that acquires Registrable Securities pursuant to the terms of the Holding LLC Agreement, or any successor agreements thereto, shall execute a counterpart to this Agreement and become a party hereto and such Person’s Registrable Securities shall be subject to the terms of this Agreement.

SECTION 3.09 Binding Effect. Except as otherwise provided in this Agreement, the terms and provisions of this Agreement shall be binding on and inure to the benefit of each of the parties hereto and their respective successors.

SECTION 3.10. Third Parties. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any Person not a party hereto (other than each other Person entitled to indemnity or contribution under Section 2.09) any right, remedy or claim under or by virtue of this Agreement.

SECTION 3.11. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT AND ENFORCED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFORE) THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING.

SECTION 3.12. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.12.

SECTION 3.13. Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 3.14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

SECTION 3.15. Headings. The heading references herein and in the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[REMAINDER INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

[SIGNATURE PAGES TO FOLLOW]

LVB ACQUISITION HOLDING, LLC

By:	/s/ Stephen Ko
Name:	Stephen Ko
Title:	Co-President

LVB ACQUISITION, INC.

By:	/s/ Stephen Ko
Name:	Stephen Ko
Title:	Co-President

BIOMET, INC.

By:	/s/ Daniel P. Florin
Name:	Daniel P. Florin
Title:	Chief Financial Officer

BANC OF AMERICA CAPITAL INVESTORS V, L.P.

By:	/s/ Scott R. Poole
	Name:	Scott R. Poole
	Title:	Authorized Signatory

BEAR GROWTH CAPITAL PARTNERS, LP

By:	/s/ Paul S. Lattanzio
	Name:	Paul S. Lattanzio
	Title:	Senior Managing Director

BLACKSTONE CAPITAL PARTNERS V L.P.

By:	Blackstone Management Associates V L.L.C., its General Partner

By:	/s/ Chinh E. Chu
	Name:	Chinh E. Chu
	Title:	Senior Managing Director

BLACKSTONE CAPITAL PARTNERS V-AC L.P.

By:	/s/ Chinh E. Chu
	Name:	Chinh E. Chu
	Title:	Senior Managing Director

BCP V-S L.P.

By:	/s/ Chinh E. Chu
	Name:	Chinh E. Chu
	Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V L.P.

By:	/s/ Chinh E. Chu
	Name:	Chinh E. Chu
	Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V-A L.P.

By:	/s/ Chinh E. Chu
	Name:	Chinh E. Chu
	Title:	Senior Managing Director

BLACKSTONE PARTICIPATION PARTNERSHIP V L.P.

By:	/s/ Chinh E. Chu
	Name:	Chinh E. Chu
	Title:	Senior Managing Director

BCP V CO-INVESTORS L.P.

By:	/s/ Chinh E. Chu
	Name:	Chinh E. Chu
	Title:	Senior Managing Director

GS CAPITAL PARTNERS VI FUND, L.P.

By:	GS Advisors VI, L.L.C., its General Partner

By:	/s/ Christine Vollertsen
	Name:	Christine Vollertsen
	Title:	Vice President

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.

By:	GSCP VI Offshore Advisors, L.L.C., its General Partner

By:	/s/ Christine Vollertsen
Name:	Christine Vollertsen
Title:	Vice President

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:	GS Advisors VI, L.L.C., its General Partner

By:	/s/ Christine Vollertsen
Name:	Christine Vollertsen
Title:	Vice President

GS CAPITAL PARTNERS VI GMBH & CO. KG

By:	GS Advisors VI, L.L.C., its Managing Limited Partner

By:	/s/ Christine Vollertsen
Name:	Christine Vollertsen
Title:	Vice President

GOLDMAN SACHS BMET INVESTORS, L.P.

By:	GS BMET ADVISORS, L.L.C.,
as General Partner

By:	/s/ Katherine B. Enquist
	Name:	Katherine B. Enquist
	Title:	Managing Director

GOLDMAN SACHS BMET INVESTORS OFFSHORE HOLDINGS, L.P.

By:	GS BMET OFFSHORE ADVISORS, INC.,
as General Partner

By:	/s/ Katherine B. Enquist
	Name:	Katherine B. Enquist
	Title:	Managing Director

GS PEP BASS HOLDINGS, L.L.C.

By:	GSAM GEN-PAR, L.L.C., its Manager

By:	/s/ Ashlee Licitra
	Name:	Ashlee Licitra
	Title:	Authorized Signatory

GOLDMAN SACHS PRIVATE EQUITY PARTNERS, 2004- DIRECT INVESTMENT FUND, L.P.

By:	GOLDMAN SACHS PEP 2004 DIRECT INVESTMENT ADVISORS, L.L.C., as General Partner

By:	GSAM GEN-PAR, L.L.C., its Managing Member

By:	/s/ Ashlee Licitra
	Name:	Ashlee Licitra
	Title:	Authorized Signatory

GOLDMAN SACHS PRIVATE EQUITY PARTNERS, 2005- DIRECT INVESTMENT FUND, L.P.

By:	GOLDMAN SACHS PEP 2005 DIRECT INVESTMENT ADVISORS, L.L.C., as General Partner

By:	GSAM GEN-PAR, L.L.C., its Managing Member

By:	/s/ Ashlee Licitra
	Name:	Ashlee Licitra
	Title:	Authorized Signatory

GOLDMAN SACHS PRIVATE EQUITY PARTNERS IX- DIRECT INVESTMENT FUND, L.P.

By:	GOLDMAN SACHS PEP IX DIRECT INVESTMENT ADVISORS, L.L.C., as General Partner

By:	GSAM GEN-PAR, L.L.C., its Managing Member

By:	/s/ Ashlee Licitra
	Name:	Ashlee Licitra
	Title:	Authorized Signatory

GS LVB CO-INVEST L.P.

By:	GS LVB ADVISORS, L.L.C.,
as General Partner

By:	/s/ Katherine B. Enquist
	Name:	Katherine B. Enquist
	Title:	Managing Director

KKR BIOMET, LLC

By:	/s/ William Janetschek
	Name:	William Janetschek
	Title:	CFO

TPG PARTNERS IV, L.P.

By:	TPG GenPar V, L.P., its General Partner
By:	TPG Advisors V, Inc., its General Partner

By:	/s/ Clive D. Bode
	Name:	Clive D. Bode
	Title:	Vice President

TPG PARTNERS V, L.P.

By:	TPG GenPar V, L.P., its General Partner
By:	TPG Advisors V, Inc., its General Partner

By:	/s/ Clive D. Bode
	Name:	Clive D. Bode
	Title:	Vice President

TPG FOF V-A, L.P.

By:	TPG GenPar V, L.P., its General Partner
By:	TPG Advisors V, Inc., its General Partner

By:	/s/ Clive D. Bode
	Name:	Clive D. Bode
	Title:	Vice President

TPG FOF V-B, L.P.

	By:	TPG GenPar V, L.P., its General Partner
	By:	TPG Advisors V, Inc., its General Partner

	By:	/s/ Clive D. Bode
	Name:	Clive D. Bode
	Title:	Vice President

TPG LVB CO-INVEST LLC

By:	TPG GenPar V, L.P., its General Partner
By:	TPG Advisors V, Inc., its General Partner

By:	/s/ Clive D. Bode
	Name:	Clive D. Bode
	Title:	Vice President

TPG LVG CO-INVEST II LLC

By:	TPG GenPar V, L.P., its General Partner
By:	TPG Advisors V, Inc., its General Partner

	By:	/s/ Clive D. Bode
	Name:	Clive D. Bode
	Title:	Vice President

WCP FUND II, L.P.

By:	/s/ T. Neal Morrison
	Name:	T. Neal Morrison
	Title:	Managing Director

DANE A. MILLER TRUST

By:	/s/ Dane A. Miller
	Name:	Dane A. Miller
	Title:	Trustee

Date:	April 25, 2008

Address for Notices:

1st Source Bank

Personal Asset Group Management

120 South Lake Street

Warsaw, IN 46580

Attention: John W. Elliot, VP, Trust Officer

Facsimile: 574-268-1299

With a copy (which shall not constitute notice) to:

Ropes & Gray LLP

1 South Dearborn Street, Suite 2100

Chicago, IL 60603

Attention: James T. Lidbury

Facsimile: (312) 212-4476

MARY LOUISE MILLER TRUST

By:	/s/ Mary Louise Miller
	Name:	Mary Louise Miller
	Title:	Trustee

Date:	April 25, 2008

Address for Notices:

1st Source Bank

Personal Asset Group Management

120 South Lake Street

Warsaw, IN 46580

Attention: John W. Elliot, VP, Trust Officer

Facsimile: 574-268-1299

With a copy (which shall not constitute notice) to:

Ropes & Gray LLP

1 South Dearborn Street, Suite 2100

Chicago, IL 60603

Attention: James T. Lidbury

Facsimile: (312) 212-4476